EXHIBIT 6


                           EXCLUSIVE LICENSE AGREEMENT

         THIS AGREEMENT is entered into as of the 28th day of December, 1999 (the "Effective Date"), by and between SHUFFLE MASTER, INC., a Minnesota corporation ("LICENSOR") and PROGRESSIVE GAMES, INC., a Delaware corporation and MIKOHN GAMING CORPORATION, a Nevada corporation (collectively "LICENSEE").

                              W I T N E S S E T H:

         WHEREAS, LICENSEE desires a license of certain trademarks, copyrights and related intellectual property concerning the live casino table card game known as Bahama Bonus owned or held by LICENSOR; and

         WHEREAS, LICENSOR desires to grant such license on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1        DEFINITIONS.

         For the purposes of this Agreement, the terms set forth below shall be defined as follows:

         1.1 "Affiliate" shall mean a parent, subsidiary or other entity owned or controlled by LICENSOR or LICENSEE as the case may be.

         1.2

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         1.3 "Game" shall mean a live casino table card game.

         1.4

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         1.5

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         1.6 "LIRB License Agreement" shall mean that certain Non-Exclusive License Agreement of even date hereof by and between Progressive Games, Inc., as Licensor, and Shuffle Master, Inc., as Licensee, which is attached as Exhibit 4 to that certain Settlement Agreement of even date hereof by and between Progressive Games, Inc., Mikohn Gaming Corporation and Shuffle Master, Inc.


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         1.7 "Notice of Dispute" shall have the meaning ascribed in Section 12.2.1.

         1.8 "Notice to Arbitrate" shall have the meaning ascribed in Section 12.2.2.

         1.9 "Offer" shall mean promote, market, lease, sell or otherwise make available for use.

         1.10 "Other Intellectual Property" shall mean all intellectual property of LICENSOR of every nature and kind except the Intellectual Property.

         1.11 "Person" shall mean an individual, corporation, partnership or other entity.

         1.12 "Product Line" shall have the meaning ascribed in Section 9 below.

         1.13 "Royalty" shall have the meaning ascribed in Section 4 below.

         1.14 "Territory" shall mean the entire world except for the state of Nevada.

2        LICENSE GRANT.

         Subject to the terms, conditions and limitations herein, LICENSOR hereby grants LICENSEE an exclusive license to make, have made, install, service, license, offer to lease and lease the Licensed Product in the Territory.

3        LIMITATIONS.

         3.1


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         3.2

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         3.3

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         3.5 The license granted in this Agreement creates no license, express or implied, to any Other Intellectual Property.



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5        WARRANTY; ENFORCEMENT.

         5.1      LICENSOR warrants as follows:

                  5.1.1 LICENSOR is a corporation duly organized and existing under the laws of Minnesota.

                  5.1.2 LICENSOR has the corporate power and authority to execute, deliver and perform this Agreement. Such execution, delivery and performance have been duly authorized by all necessary action on the part of LICENSOR, do not and will not require the approval of the shareholders of LICENSOR and do not and will not contravene the Certificate of Incorporation or By-Laws of LICENSOR.

                  5.1.3 The execution, delivery and performance of this Agreement by LICENSOR will not result in any violation by LICENSOR of any law, rule or regulation applicable to LICENSOR. LICENSOR is not a party to, or subject to or bound by, any agreement, judgment, injunction or decree of any court or governmental authority which may restrict or interfere with the performance of this Agreement. This Agreement is a valid and binding obligation of LICENSOR enforceable in accordance with its terms.

                  5.1.4 LICENSOR has no knowledge of any present condition or contingency which LICENSOR can reasonably expect may adversely affect its ability to perform its obligations under this Agreement.

         5.2






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[EXCLUSIVE LICENSE AGREEMENT (EX. 6)]                                      3

6        TERM AND TERMINATION.

         6.1

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         6.2

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                  6.2.1

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                  6.2.2

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                  6.2.3

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         6.3



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         6.4

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         6.5




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         6.6 All remedies provided in this Agreement are cumulative and not exclusive and may be exercised in conjunction with any other remedies a party may have in law or equity.

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8        INDEMNITY BY LICENSEE.

         8.1 Subject to the provisions of Sections 5.2, LICENSEE shall indemnify, defend, and hold harmless LICENSOR, its officers, directors, employees and agents, from and against any and all claims, suits, losses damages, costs, fees, and expenses (including attorneys' fees) resulting from or arising out of the use of the Intellectual Property by LICENSEE, its customers, agents, or employees, or the negligence or misconduct of LICENSEE in performance of its obligations under this Agreement.

         8.2 LICENSEE's obligations, set forth in this Section, shall survive the termination of this Agreement.

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         9.1






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         9.2

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10       RELATIONSHIP OF PARTIES.

         The relationship between LICENSOR and LICENSEE is that of independent contractors. Neither party, nor its agents and employees, shall under any circumstances be deemed an agent or representative of the other and neither shall have authority to act for and/or bind the other in any way, or represent that it is in any way responsible for acts of the other. This Agreement does not establish a joint venture, agency or partnership between the parties.


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11       CONFIDENTIALITY.

         The terms of this Agreement and all negotiaitons concerning this Agreement are confidential and shall not be disclosed to any other person or entity not a party to this Agreement unless required by law or regulatory authority.

12       GENERAL PROVISIONS.

         12.1 Notice. Any notice, request, demand, or other communication that is required or permitted under this Agreement shall be deemed properly given if it is deposited in the U.S. mail, certified, return receipt requested, postage prepaid, properly addressed as follows:

                  12.1.1   If to LICENSOR:

                           Shuffle Master, Inc.
                           1106 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  President

                           With a copy to:

                           Shuffle Master, Inc.
                           1106 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  General Counsel

                  12.1.2   If to LICENSEE:

                           Mikohn Gaming Corporation
                           1045 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  President

                           With a copy to:

                           Mikohn Gaming Corporation
                           1045 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  General Counsel

         12.2 Dispute Resolution. Any disputes that may arise under or concerning this


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Agreement, including but not limited to any dispute concerning the enforceability or interpretation of any provision herein, shall be resolved as follows:

                  12.2.1 If a dispute arises under this Agreement, any party may give written notice to the other that it desires to meet in person to attempt to resolve the dispute ("Notice of Dispute"). Within thirty (30) days after service of a Notice of Dispute, appropriate representatives of the parties shall meet in person and attempt in good faith to resolve the dispute.

                  12.2.2 If the parties fail to reach a resolution of a dispute within thirty (30) days after service of the Notice of Dispute, either party may request arbitration. Such request shall be in writing, served on the other party in accordance with the provisions of Section 12.1 and shall designate an arbitrator ("Notice to Arbitrate").

                  12.2.3 The Notice to Arbitrate must set forth verbatim all of the provisions of this Section 12.2 or it shall not be deemed effective.

                  12.2.4 Within ten (10) days after receipt of the Notice to Arbitrate, the receiving party shall designate a second arbitrator. If a second arbitrator is not timely designated, the dispute shall be submitted to the first arbitrator for resolution. Within 10 days after the appointment of the second arbitrator, the two arbitrators shall select a third arbitrator. If the two arbitrators cannot agree on a third arbitrator, either party may commence proceedings before the American Arbitration Association to appoint the third arbitrator. Upon the appointment of the third arbitrator, the arbitration panel shall be deemed duly constituted.

                  12.2.5 Once a panel of arbitrators is constituted, the panel shall be required to render a final decision resolving the dispute within 60 days.

                  12.2.6 The arbitration panel shall be required to award the prevailing party its costs and attorneys fees.

         12.3 Governing Law. This Agreement shall be governed by the and construed in accordance with the substantive law of the state of Nevada, without giving effect to any conflicts or choice of laws principles that otherwise might be applicable.

         12.4 Forum Designation. Any action brought by either party against the other party for claims arising out of this Agreement shall be brought in a court of competent jurisdiction in the State of Nevada.

         12.5 Divisibility. If any provision of this Agreement is found to be prohibited by law and invalid, or for any other reason if any provision is held to be unenforceable, in whole or in part, such provision shall be ineffective to the extent of the prohibition or unenforceability without invalidating or having any other adverse effect upon any other provision of this Agreement.


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         12.6 Entire Agreement. This Agreement, including the documents and the instruments referred to herein and attached hereto, constitutes the entire agreement between the parties relating to its subject matter and supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to the subject matter hereof. No extension, modification or amendment of this Agreement shall be binding upon a party unless such extension, modification or amendment is set forth in a written instrument, which is executed and delivered on behalf of such party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, including the Exhibits attached hereto and incorporated herein by reference, as of the date first written above.

SHUFFLE MASTER, INC.                         MIKOHN GAMING CORPORATION


By:      /s/ Mark L. Yoseloff                By:      /s/ Charles H. McCrea, Jr.
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Its:     Exec. V. Pres.                      Its:     Ex. V.P. & Secretary
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PROGRESSIVE GAMES, INC.


By:      /s/ Charles H. McCrea, Jr.
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Its:     Ex. V.P. & Secretary
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[EXCLUSIVE LICENSE AGREEMENT (EX. 6)]                                      8